GREENSPRING FUND,
                       INCORPORATED



                   FIRST QUARTER REPORT

                      MARCH 31, 2001





            This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.





	                               April 2001

Dear Shareholders:

The first quarter of 2001 was yet another volatile period, following a succession of quarters in recent years that have been volatile by historical standards. All of the indices ended the first quarter lower than where they began the year, with the NASDAQ showing by far the greatest decrease (26%), followed by the Standard & Poor's 500 Index (12%) and the Dow Jones Industrial Average
(8%). The markets continued their divergence with the technology-laden NASDAQ and the more value-oriented Dow
Jones Industrial Average often moving in different directions. The year began with the NASDAQ rebounding strongly from its recent sharp decline, while the prior year's stock successes dropped off in price. However, this rally in technology stocks was not sustained, as the NASDAQ peaked in late January and resumed its bear market decline.
As of March 31, 2001, the NASDAQ had declined by more than 63% from its March 10, 2000 high. Applying simple arithmetic, to return to its all-time high, the NASDAQ now needs to advance by 170%!

The Greenspring Fund has been able to provide positive performance during this trying environment by continuing to focus on securities whose performance is not overly dependent upon the fortunes of the stock market. Proving the benefit of having a "balanced" investment approach, the Fund's fixed income investments have fared particularly well during these turbulent times. Significant positive performance from a few of the Fund's bond investments was enough to provide positive performance for the entire portfolio, as well as overcoming a couple of disappointing bond investments. During the quarter, the Fund's equities gained only a little, but this positive performance was very strong in comparison to most indices. Our willingness to take some profits off the table by either trimming, or selling completely, some positions as they advanced in price also aided the Fund's performance during the first quarter. Looking ahead, we expect that the Fund will continue to be opportunistic in buying (or adding to) stocks that have been unjustly pushed down in price, and selling (or paring back) stocks that have gotten ahead of their fundamentals, as we expect the kind of volatility we have seen in recent months to continue, although to a lesser degree.

The NASDAQ is in the midst of a bear market, the likes of which have not been seen since the early 1970's. During the late-1990's, prices of technology and telecommunications stocks had soared to exorbitant levels that had little or
                              1
no proportional relationship with the business fundamentals of the companies. Good companies, bad companies all soared in price, as long as they were in the "right" sector. Excellent companies with strong prospects sold at unjustifiable prices. For example, at its peak in March 2000, Palm, Inc., the maker of the wildly popular Palm Pilot, had a market capitalization (i.e. the market value of all its outstanding stock) of $93 billion, which at that time was more than two times greater than the market capitalization of Ford, even though during 2000
Ford had sales of $170 billion with net income of $3.5 billion, and Palm had sales of only $1 billion and made only $46 million. Today, the market capitalization of Palm is only $4 billion, a decrease of 96%, while Ford's is $53 billion. There were many other exciting, well-run, rapidly growing companies for which investors, for some reason, became all too willing to pay any price, with little consideration given to how much the stock was selling for in relation to how much money the company was making.

Bear markets tend to follow bull markets, and we certainly saw a bull market in technology stocks in the late 1990's.
The roots of the bull market were varied, but the convergence of three, high-impact events helped to not only propel the market advance, but also to fuel its subsequent decline. From 1994 to 2000, business investment in equipment and inventory soared by an average of 13% a year. Several main forces propelled this above-average capital spending by both "New Economy" and "Old Economy" companies. First, the development of the Internet into a commercially viable and widely utilized medium helped to spur a tremendous amount of capital investment throughout the technology sector. Many
CEOs, who perhaps had never even heard of the Internet five years earlier, now felt extreme pressure to "webify" their companies, or risk being left behind. "Bricks and mortar" companies were out; virtual, "point-and-click" companies were in. Hesitation in developing a web presence meant risking the future of the company. The
"experts" predicted that the road to future business success would be littered with those companies that were slow to react. Consequently, no matter the degree to which they bought into these new theories, CEOs around the world spent an incredible amount of money on computer hardware and software in order to implement strategies to compete in this new e-world.

Second, the Y2K phenomenon caused a great deal of
expenditures on computer systems in both the corporate
and the consumer areas. In the well-publicized build-up to
Y2K, many purchases were made to ensure that computer
systems would operate adequately after January
1, 2000. Many corporations took the opportunity in the
years preceding Y2K to replace entire computer systems
instead of merely addressing the Y2K issues. Not confident
that all Y2K-related problems would be caught, many
decided to spend substantially more money not only to
ensure that their systems would be Y2K compliant, but also
to use it as an opportunity to modernize their
systems with the latest technologies.
                              2
Third, as investors flooded into the "new technology" companies with a lot of promise, investment bankers and entrepreneurs were working as quickly as possible to create new companies in the "right" sectors, so that they could bring them public in an IPO and enrich the early investors. For months, these newly minted companies were heartily received by the investment community, who were all seeking the next big investment winner. Once these newly formed companies received their cash from the IPO's, they quickly set out to build their companies by purchasing items from many of the other already existing companies serving the newly developing sectors.
Consequently, a tremendous amount of manufacturing capacity was built to serve the technology and telecommunications industries, as managers in these areas anticipated that the current growth rates would continue for the indefinite future.

All three of these forces, in hindsight, turned out to have less staying power than originally expected, which helped to precipitate the massive decline in technology stocks.
The rush to "web-enable" companies so that they would not be left behind on the road to (presumed) prosperity occurred with dramatic speed. However, after the initial rush, when management teams had time to assess Internet-related developments, many came to several conclusions that tempered their enthusiasm for such expenditures. First, companies found that their old business models, for the most part, were a lot less threatened by the Internet than some had originally thought. This feeling only accelerated as many Internet-only companies folded and fell by the wayside. The rush away from bricks-and-mortar became a slower movement toward "bricks-and-clicks," whereby traditional companies began to be perceived to have many advantages over Internet-only companies, and, thus, they could move more deliberately with their Internet expenditures. Additionally, after spending a great deal of money initially to develop an Internet presence, the subsequent costs were substantially smaller.

Furthermore, most analysts misjudged the effect of Y2K on computer-related spending. Because many companies made
Y2K-related expenditures over the several years before January 1, 2000, the incremental capital expenditures related to Y2K were hard to estimate. Consequently, many analysts interpreted the slowdown in computer-related equipment in the fourth quarter of 1999 as a "lockdown" by those fearful of implementing new computer purchases just prior to Y2K. In hindsight, as technology spending has remained lackluster into 2001, it was probably indicative that many companies and individuals had finished their expenditures and would not be coming back into the market until the massive amounts of recently purchased computer equipment became outdated.

Unfortunately, this incredible growth was not destined
to last forever. Many, many companies developed business plans that incorporated unrealistically high growth assumptions. While the many technological breakthroughs spurred a tremendous amount of new business investment, and rightly so, the rate of growth was at unsustainably
high levels. The excessive amount of capacity that was
                            3
put into place to supply the newly-developed technologies was met with strong growth, but nevertheless, growth that did not match the high level of supply. As economists often claim, business conditions can usually be explained in terms of supply and demand, and in this case, supply began to exceed demand. Consequently, companies that had benefited from these trends began to report sales and earnings results that did not match investors' expectations. These earnings disappointments, especially coming after a period in which investors had become accustomed to such companies not only meeting, but exceeding analysts' expectations, often resulted in sharp stock price declines. Most of these stocks, to the extent they had been priced with any rational thought at all, were priced with incredibly lofty assumptions built into their stock prices. When investors were forced to re-value the stock prices using more realistic expectations, many stock prices required shockingly large downward adjustments.

This deflating correction in stock prices had several further impacts on the equity markets. First, it abruptly ended the virtuous cycle about which we have written in earlier letters. With high-tech companies no longer posting attractive market gains, investors stopped fleeing the more traditional value-oriented companies and throwing new money at "need to own them at any price" technology companies. Without the massive amounts of new capital flowing toward these companies, their stocks had significantly less support. Secondly, the funding for many of these new companies rapidly dried up. During 1999 and early 2000, hundreds of companies had been able to secure extremely inexpensive and plentiful financing with hastily put-together business plans. As investors began to apply some skepticism about such companies, their funding dried up. Companies that had already received funding had nowhere to turn for additional funds, and private companies could no longer access the public markets. As a result, many of them went out of business, taking with them much of the incremental investment spending upon which industry suppliers had been depending. Thus, the overcapacity, which many industries were already facing, worsened, which led to even more earnings disappointments, and corresponding stock price declines.

Fortunately, the technological developments that spurred the overbuilding of manufacturing capacity to high-tech companies were real and very significant. These positive effects have greatly benefited the economy and will continue to do so in the future. However, in the short-term, a sharp imbalance exists between the supply of these products and the current demand for them, and this situation needs to be worked through. The duration of this imbalance is the question, not whether or not it will be corrected.

In this environment, the Greenspring Fund has attempted to
stay away from the more troubled parts of the economy. In
this type of sharp slowdown to an important part of the
overall economy, there will be, and has been, spillover
to other parts of the economy - the so-called trickle-down
effect, but in reverse. We have invested additional
                                  4
funds into stocks carefully, as it has been difficult to spot many sectors capable of steering clear of the weakness that has been spreading out from the technology sector.
One such industry, though, the natural gas sector, has been an area in which we have devoted a significant portion of the Fund's assets, to our shareholders' benefit. These stocks have escaped much of the market's turmoil and have done very well in a difficult market overall. We believe that they have further upside, although not to the degree that they enjoyed over the last twelve months.

The primary emphasis of our research staff during the last several weeks has been convertible bonds that have been issued by technology-based companies during the last couple of years. These types of bonds have significantly aided the portfolios in recent months and we expect that they will make excellent total-return investments for the balance of the year. Many were purchased at a sharp discount to par, making significant capital appreciation possible, along with an attractive current yield. One such recent investment, the convertible bonds of Efficient Networks, was by far the Greenspring Fund's best performer during the first quarter, after the company announced that it was going to be acquired by Siemens, AG.

The securities in which we are currently most interested share some or all of the following characteristics:

*They were issued by technology companies during the last couple of years. Many of them issued their bonds within weeks of the peak in the NASDAQ. The underlying common stocks have declined precipitously, and the convertible bonds have also dropped sharply, although to a significantly smaller degree, making them "busted converts."

*It can be argued that many of the companies were being opportunistic when they sold the convertible bonds, taking advantage of an investment community that was eager to provide the companies with long-term financing at very attractive rates. In many cases, the money that these companies raised is still sitting in the companies' coffers, earning a rate of return that exceeds the cost of the bonds, instead of being used to make acquisitions or investments in their companies as was the stated intention at the time of the offering.

*Consequently, most of the issuing companies have impeccable balance sheets, with the level of cash on hand exceeding the companies' total debt outstanding. Therefore, the ability of these companies to be able to refinance their debt is not currently a concern.

*Generally, these companies are currently earnings and cash flow positive, albeit at a lesser rate than analysts had expected several months ago. The companies are not "burning"
                              5
cash, but are generating cash that they can use in order to strengthen their companies further.

*The bonds carry "change-in-control" put provisions, whereby if the company is acquired, the acquiring company is required to purchase the bonds from the holders at par, if the holder so desires. Most of these bonds trade at significant discounts to par, making such a scenario a windfall to bondholders, as was the case with the Fund's investment in Efficient Networks.

Several securities of this type have been purchased during the last several months, including a handful after the end of the March 31 quarter. Similar to the Greenspring Fund's strategy with natural gas stocks, we are purchasing relatively small positions, but in a larger number of names, thus spreading the risk across a wider number of holdings. Generally, these securities have been purchased at prices that will generate an annualized yield-to-maturity of between 11-15%, for bonds that are scheduled to mature in four to seven years. The more likely, and more positive, outcome is that the bonds will move up in price sooner, as either the underlying common stocks appreciate, or the companies are acquired and the change-in-control puts are triggered. In any of these scenarios, holders will receive an excellent risk-adjusted performance with little dependence upon a favorable financial market environment.

The last several years have witnessed one of the more emotional financial markets upheavals in decades. The hyperbole and excesses of the late-1990's came crashing back to reality during the last year. Many lessons have been learned during these incredibly volatile and fast-changing times. After experiencing the sharp disdain for value investing in the late-1990's, we at the Greenspring Fund certainly have learned many lessons that we feel have made us more perceptive investors, and others are no doubt experiencing the same kind of educational pain now. In our opinion, the result will be a stock market that will once again be more rooted in rational fundamental underpinnings. The kind of extreme, mania-like valuation levels seen during the late-1990's, and the retrenchment from such an extreme overvaluation, will undoubtedly repeat itself, but hopefully, not for another generation of investors. While we believe the bloodletting in the NASDAQ is not yet over, the most painful part is probably behind us. In this environment, the Greenspring Fund will, as always, focus on investing in those companies capable of providing positive performance during any type of investing climate.

      	                Respectfully,

                          /s/Charles vK. Carlson
                          Charles vK. Carlson
	                     President

                             6
                GREENSPRING FUND, INCORPORATED
                   PORTFOLIO OF INVESTMENTS
                        MARCH 31, 2001


COMMON STOCKS (49.03%)

     Shares                                       Value

              Banks - Regional (2.84%)

     15,800   Carrollton Bancorp              $    166,887
      9,000   Mercantile Bankshares Corp.          333,000
     14,476   SunTrust Banks, Inc.                 938,045
                                                 1,437,932

              Business and Public Services (0.73%)

     20,200  *Cendant Corporation                  294,718
     16,200  *Modis Professional Services           74,520
                                                   369,238

              Communications Equipment (0.06%)

      5,000  *Agere Systems, Inc. Class A           30,900
                                                    30,900

              Consumer Electronics (0.51%)

     53,675  *SONICblue Incorporated               254,956
                                                   254,956

              Diversified Natural Gas (7.18%)

      7,000   El Paso Corporation                  457,100
      2,700   Equitable Resources, Inc.            186,300
     16,800   Kinder Morgan, Inc.                  893,760
     42,000   NiSource, Inc.                     1,307,040
     28,800   Questar Corp.                        789,120
                                                 3,633,320
                                  7
                 GREENSPRING FUND, INCORPORATED
                    PORTFOLIO OF INVESTMENTS
                         MARCH 31, 2001


COMMON STOCKS (CON'T)

     Shares                                         Value

              Electric Power Generation (0.51%)

      7,000  *NRG Energy Inc.                  $   254,800
                                                   254,800

              Electrical Equipment (1.07%)

      8,700   Emerson                              539,400
                                                   539,400

              Electronic Instruments and
               Controls (0.64%)

     13,000   Technitrol, Inc.                     323,570
                                                   323,570

              Engineering Services (1.31%)

     74,400  *Michael Baker Corporation            665,136
                                                   665,136

              Industrial Gas (0.52%)

     33,400  *Airgas, Inc.                         263,192
                                                   263,192

              Insurance (9.32%)

     47,100  *Arch Capital Corp.                   747,712
     34,450   PartnerRe, Ltd.                    1,697,352
     77,800   UnumProvident Corp.                2,273,316
                                                 4,718,380
                               8
                 GREENSPRING FUND, INCORPORATED
	               PORTFOLIO OF INVESTMENTS
                         MARCH 31, 2001


COMMON STOCKS (CON'T)

     Shares                                        Value

              Manufacturing (2.06%)

     69,750  *Middleby Corporation             $   558,000
      9,500   Woodward Governor Company            486,875
                                                 1,044,875

              Multi-Industry (1.56%)

     10,000   Pentair, Inc.                        254,800
     88,800   U.S. Industries, Inc.                536,696
                                                   791,496

              Natural Gas Distribution (4.89%)

      5,500   Chesapeake Utilities Corporation     100,100
     30,000   NICOR, Inc.                        1,118,100
      8,300   NUI Corporation                      224,100
     29,100   Piedmont Natural Gas Company,Inc.  1,033,050
                                                 2,475,350

              Oil and Gas Exploration/
                Production (8.11%)

      3,900   Burlington Resources, Inc.           174,525
      8,000  *Chieftan International               223,200
     11,140   EOG Resources, Inc.                  459,302
     15,000  *HS Resources, Inc.                   675,000
     15,800  *Louis Dreyfus Natural Gas            584,600
     37,900   Mitchell Energy & Development Corp.1,989,750
                                                 4,106,377
                               9
                   GREENSPRING FUND, INCORPORATED
                      PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2001


COMMON STOCKS (CON'T)

     Shares                                        Value

              Oil and Gas Service (1.18%)

      2,000  *Hanover Compressor Company       $    63,400
     15,000  *Maverick Tube Corp.                  309,000
     20,000  *NS Group, Inc.                       223,000
                                                   595,400

              Real Estate (2.04%)

     33,400   Center Trust, Inc.                   130,928
     36,600   Highwoods Properties, Inc.           902,190
                                                 1,033,118

              Savings Institutions (2.33%)

      3,100   Coastal Bancorp, Inc.                 83,119
     20,000   Washington Mutual, Inc.            1,095,000
                                                 1,178,119

              Semiconductor Components (0.55%)

     14,000  *Vishay Intertechnology, Inc.         278,600
                                                   278,600

              Solid Waste Services (0.14%)

     11,200  *Waste Industries, Inc.                70,700
                                                    70,700

              Telecommunications (0.84%)

     20,000   AT&T Corporation                     426,000
                                                   426,000
                               10
                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          MARCH 31, 2001


COMMON STOCK (CON'T)

     Shares                                         Value

              Utilities - Electric (0.64%)

     10,000   Utilicorp United                  $   323,600
                                                    323,600

              Total Common Stocks
                 (Cost$17,939,450)               24,814,459


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.91%)

     57,400   John Hancock Bank & Thrift
              Opportunity Fund                      458,626

              Total Investment in Registered
                Investment Company (Cost $412,008)  458,626



















                               11
                 GREENSPRING FUND, INCORPORATED
                    PORTFOLIO OF INVESTMENTS
	                   MARCH 31, 2001


CONVERTIBLE BONDS (31.94%)

    Principal
     Amount/
     Shares                                         Value

$   250,000   Adaptec, Inc.,
              4.75%, 2/1/04                     $   214,688
    500,000   Cellstar Corp., 5.00%, 10/15/02       113,750
  3,509,000   Efficient Networks, 5.00%, 3/15/05  3,500,228
    500,000   Getty Images, Inc., 5.00%, 3/15/07    320,625
    350,000   HEALTHSOUTH Corp., 3.25%, 4/1/03      317,188
    945,000   Heartport, Inc., 7.25%, 5/1/04        914,287
  1,430,000   Lechters, Inc., 5.00%, 9/27/01        765,050
  8,000,000   Network Associates, 0.00%, 2/18/18  2,945,000
  3,885,000   Personnel Group of America,
              5.75%, 7/1/04                       1,534,575
    200,000   RadiSys Corporation, 5.50%, 8/15/07   122,500
  2,461,000   SONICblue Incorporated,
              5.75%, 10/01/03                     1,827,292
  3,707,000   Speedfam - IPEC, Inc.,
              6.25%, 9/15/04                      1,955,442
  2,445,000   TranSwitch Corporation,
              4.50%, 9/12/05                      1,635,094

              Total Convertible Bonds
                 (Cost$17,396,275)               16,165,719


COMPANIES IN LIQUIDATION (3.16%)

    581,450 *!Hi Shear Industries, Inc.           1,598,988

              Total Companies in Liquidation
                (Cost $1,308,195)                 1,598,988













                               12
                GREENSPRING FUND, INCORPORATED
                   PORTFOLIO OF INVESTMENTS
	                   MARCH 31, 2001


SHORT-TERM INVESTMENTS (14.75%)

  Principal
    Amount                                         Value

            Commercial Paper (11.86%)

$2,000,000  American Express, 4.94%, 4/12/01   $  2,000,000
 1,000,000  Ford Motor Credit Corp.,
            4.91%, 4/5/01                         1,000,000
 1,700,000  General Electric Capital Corp.,
            4.96%, 4/19/01                        1,700,000
 1,300,000  Household Finance Company,
            5.10%, 4/5/01                         1,300,000
                                                  6,000,000

            Other Short-Term Investments (2.89%)

 1,464,664  Temporary Investment Fund,Inc.        1,464,664
                                                  1,464,664

            Total Short-Term Investments
              (Cost $7,464,664)                   7,464,664

            Total Investments (99.79%)
              (Cost $44,520,592)                 50,502,456

            Other Assets Less Liabilities (0.21%)   108,295

            Total Net Assets (100%)             $50,610,751


*  Non-income producing securities
! Non-controlled affiliated issuer;affiliated issuers, as defined by the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.



                               13
               GREENSPRING FUND, INCORPORATED
                PERFORMANCE SINCE INCEPTION



                  7/1/03             $10,000
                12/31/83              11,223
                12/31/84              12,692
                12/31/85              15,238
                12/31/86              17,668
                12/31/87              19,304
                12/31/88              22,389
                12/31/89              24,762
                12/31/90              23,149
                12/31/91              27,626
                12/31/92              32,190
                12/31/93              36,906
                12/31/94              37,952
                12/31/95              45,082
                12/31/96              55,291
                12/31/97              68,532
                12/31/98              57,585
                12/31/99              59,108
                12/31/00              68,354
                 3/31/01              72,983

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended March 31, 2001 were 24.61%, 8.86% and 11.10%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.



                              14
              Greenspring Fund, Incorporated
              2330 West Joppa Road, Suite 110
                   Lutherville, MD 21093
                      (410) 823-5353
                      (800) 366-3863
                  www.greenspringfund.com


                         DIRECTORS
               Charles vK. Carlson, Chairman
                     William E. Carlson
                        David T. Fu
                     Michael J. Fusting
                     Michael T. Godack
                     Richard Hynson, Jr.
                     Michael P. O'Boyle

                         OFFICERS
                    Charles vK. Carlson
            President and Chief Executive Officer

                     Michael T. Godack
        Sr. Vice President and Chief Compliance Officer

                     Michael J. Fusting
        Sr. Vice President and Chief Financial Officer

                   Elizabeth Agresta Swam
                   Secretary and Treasurer

                     INVESTMENT ADVISER
             Corbyn Investment Management, Inc.
              2330 West Joppa Road, Suite 108
                  Lutherville, MD 21093-7207

                       TRANSFER AGENT
                          PFPC Inc.
                    400 Bellevue Parkway
                    Wilmington, DE 19809
                      (800) 576-7498

                       ADMINISTRATOR
               Corbyn Investment Management, Inc.
                 2330 West Joppa Road, Suite 108
                   Lutherville, MD 21093-7207

                         CUSTODIAN
                    PFPC Trust Company
                    8800 Tinicum Blvd.
                  Third Floor, Suite 200
                  Philadelphia, PA 19153

                  INDEPENDENT ACCOUNTANTS
                 PricewaterhouseCoopers LLP
                    250 W. Pratt Street
                 Baltimore, MD 21201-2304

                       LEGAL COUNSEL
                Kirkpatrick & Lockhart LLP
              1800 Massachusetts Avenue, N.W.
                 Washington, DC 20036-1800